Exhibit 99.1

True North Consulting, LLC

Financial Statements

Years Ended December 31, 2017 and 2016

Table of Contents

Independent Auditor's Report	2

Financial Statements
Balance Sheets	3
Statements of Income and Retained Earnings	4
Statements of Cash Flows	5
Notes to Financial Statements	6

Supplementary Information
Independent Auditor's Report on Supplementary Information	10
Supplemental Direct and Indirect Cost and Expense Detail	11

Independent Auditor's Report

Management and Members
True North Consulting, LLC
Montrose, Colorado

We have audited the accompanying financial statements of True North Consulting, LLC, which comprise the balance sheets as of December 31, 2017 and 2016, and the related statements of income and retained earnings, and cash flows for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of True North Consulting, LLC as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP
Spokane, Washington
April 23, 2018

True North Consulting, LLC

Balance Sheets

	December 31,
Assets	2017	2016

Current Assets:
Cash and cash equivalents	$1,464,512	$1,674,268
Accounts receivable, net	4,121,687	3,173,097
Prepaid expenses and other assets	845	39,844
Total Current Assets	5,587,044	4,887,209

Property and equipment, net	1,312	1,312
Total Assets	$5,588,356	$4,888,521

Liabilities and Members' Equity

Current Liabilities
Accounts payable	$78,363	$44,778
Accrued expenses	898,265	863,081
Accrued subcontractor costs	46,639	29,793
Accrued payroll and employee benefits	112,820	75,085
Total Liabilities	1,136,087	1,012,737

Commitments and contingencies (Notes 4 and 5)

Members' Equity
Capital contribution	1,000	1,000
Retained earnings	4,451,269	3,874,784
Total Members' Equity	4,452,269	3,875,784

Total Liabilities and Members' Equity	$5,588,356	$4,888,521

See accompanying notes to financial statements.

True North Consulting, LLC

Statements of Income and Retained Earnings

	Years Ended December 31,
	2017	2016

Income
Consulting income	$11,000,752	$10,287,967
Other operating income	28,926	12,055
Total Income	11,029,678	10,300,022

Direct Costs and Expenses
Payroll and employee benefit expense	5,912,152	5,033,985
Subcontractor expense	1,964,642	2,361,138
Other direct costs	371,915	358,167
Total Direct Costs and Expenses	8,248,709	7,753,290

Gross Margin	2,780,969	2,546,732

Indirect Costs and Expenses
Payroll and employee benefit expense	883,425	686,453
General and administrative expense	363,840	348,919
Other indirect costs	115,050	90,422
Total Indirect Costs and Expenses	1,362,315	1,125,794

Income from Operations	1,418,654	1,420,938

Total Other (Expense) Income, net	(1,769)	11,044
Net Income	$1,416,885	$1,431,982

Retained Earnings - beginning of year	$3,874,784	$2,706,443
Shareholder Distributions	(840,400)	(263,641)
Net Income	1,416,885	1,431,982
Retained Earnings - end of year	$4,451,269	$3,874,784

See accompanying notes to financial statements

True North Consulting, LLC

Statements of Cash Flows

	Years Ended December 31,
	2017	2016

Cash Flows from Operating Activities
Net income	$1,416,885	$1,431,982
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	-	2,841
Gain on disposal of assets	-	(13,506)
Change in assets and liabilities
Accounts receivable	(948,590)	(946,779)
Prepaid expenses and other assets	38,999	(38,999)
Accounts payable	33,585	15,463
Accrued expense and subcontractor costs	52,030	614,591
Accrued payroll and employee benefits	37,735	30,908
Net Cash Provided by Operating Activities	630,644	1,096,501

Cash Flows from Investing Activities
Proceeds from the sale of property and equipment	-	23,097
Net Cash Provided by Investing Activities	-	23,097

Cash Flows from Financing Activities
Distributions Paid	(840,400)	(263,641)
Net Cash Used in Financing Activities	(840,400)	(263,641)

Net (Decrease)/Increase in Cash and Cash Equivalents	(209,756)	855,957
Cash and Cash Equivalents, beginning of year	1,674,268	818,311
Cash and Cash Equivalents, end of year	$1,464,512	$1,674,268

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$1,431	$128

See accompanying notes to financial statements.

True North Consulting, LLC

Notes to Financial Statements

1. Summary of Accounting Policies

Business Operations

True North Consulting (the "Company"), is an engineering services company specializing in support for the electric power industry. Founded in 1999, the Company has provided engineering based consulting services to a significant number of US utilities and to several abroad. The Company's services cover a wide spectrum within the power generation sector ranging from engineering programs related services in the nuclear power industry to plant thermal performance issues across the entire generation continuum. Additional areas of expertise include a complete array of power services associated with secondary plant equipment and a highly experienced information technology staff supporting a line of customized software products.

Cash and Cash Equivalents

Cash and cash equivalents include cash and short-term investments which have a remaining maturity of three months or less as of the date of purchase. At times, cash balances at banks may be in excess of federal insurance limits.

Accounts Receivable and Allowance for Doubtful Accounts

The Company records an allowance for doubtful accounts based on specifically identified amounts that are believed to be uncollectible. The Company has a limited number of customers with individually large amounts due at any given balance sheet date. Any unanticipated change in one of those customer's credit worthiness or other matters affecting the collectibility of amounts due from such customers, could have a material impact on the results of operations in the period in which such changes or events occur. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. The Company had no allowance for doubtful accounts or bad debt expense as of and for the years ending December 31, 2017 and 2016.

Concentration of Credit Risk

The Company does a significant amount of business with a few customers. At December 31, 2017, two customers, each of who accounted for more than 10% of the Company's accounts receivable, accounted for 54% of total accounts receivable in aggregate. At December 31, 2016, three customers, each of whom accounted for more than 10% of the Company's accounts receivable, accounted for 39% of total accounts receivable in aggregate.

In 2017, the two largest customers accounted for 47% of total sales. In 2016, the three largest customers accounted for 44% of total sales.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the useful lives of the respective asset, ranging from three to seven years.

Major additions and betterments are capitalized. When assets are retired or otherwise disposed of, the related costs and accumulated depreciation or amortization are removed from the accounts and any resulting gain or loss is recognized in operations.

Revenue Recognition

The Company records revenues from consulting contracts as the services are performed. Contract costs include all direct labor and subcontractor costs and those indirect costs related to contract performance, such as indirect labor and supplies. General and administrative costs are charged to expense as incurred. All contracts are fixed fee contracts.

Payments that are contingent upon the achievement of a substantive milestone are recognized in their entirety in the period in which the milestone is achieved subject to satisfaction of all revenue recognition criteria at that time. Revenue generated from fees and services are recognized when they are earned and non-refundable upon receipt, over the period of performance, or upon incurrence of the related direct labor and subcontractor costs in accordance with contractual terms, based on the actual costs incurred to date plus indirect costs for certain project activities. Amounts paid but not yet earned on a project are recorded as deferred revenue in accrued expenses until such time as performance is rendered or the related development expenses, plus overhead costs for certain project activities, are incurred. There was no deferred revenue as of December 31, 2017 and 2016.

Income Taxes

Effective April 2006, the Company elected to be treated as an S-Corporation for federal income tax purposes. As an S-Corporation, all federal taxable income and expenses flow to the Company's shareholders and, accordingly, the Company is not taxed at the corporate level for federal taxes.

Advertising Costs

Advertising costs, including expenses for marketing and promotion, are expensed as incurred. Advertising costs of $15,000 and $7,000 were incurred for the years ended December 31, 2017 and 2016, respectively.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could materially differ from those estimates.

New Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2014-09, Revenue from Contracts with Customers (ASU 2014-09), which supersedes nearly all existing revenue recognition guidance under U.S. GAAP. The core principle of ASU 2014-09 is to recognize revenues when promised goods or services are transferred to customers in an amount that reflects the consideration to which an entity expects to be entitled for those goods or services. ASU 2014-09 defines a five step process to achieve this core principle and, in doing so, more judgment and estimates may be required within the revenue recognition process than are required under existing U.S. GAAP. The standard, issued as ASU 2014-09 and amended by ASU 2015-14, ASU 2016- 08, ASU 2016-10 ASU 2016-11, ASU 2016-12, and ASU 2016-20, is effective for nonpublic entities for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019, using either a full retrospective approach or a modified retrospective approach. The Company has not yet evaluated the impact this ASU will have on their financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (ASU 2016-02), which applies a right-of-use (ROU) model that requires a lessee to record, for all leases with a lease term of more than 12 months, an asset representing its right to use the underlying asset and a liability to make lease payments. For leases with a term of 12 months or less, a practical expedient is available whereby a lessee may elect, by class of underlying asset, not to recognize an ROU asset or lease liability. At inception, lessees must classify all leases as either finance or operating based on five criteria. Balance sheet recognition of finance and operating leases is similar, but the pattern of expense recognition in the income statement, as well as the effect on the statement of cash flows, differs depending on the lease classification. The new leases standard requires a lessor to classify leases as sales-type, direct financing or operating, similar to existing U.S. GAAP. Classification depends on the same five criteria used by lessees plus certain additional factors. The subsequent accounting treatment for all three lease types is substantially equivalent to existing U.S. GAAP for sales-type leases, direct financing leases, and operating leases. However, the new standard updates certain aspects of the lessor accounting model to align it with the new lessee accounting model, as well as with the new revenue standard under Topic 606. Lessees and lessors are required to provide certain qualitative and quantitative disclosures to enable users of financial statements to assess the amount, timing, and uncertainty of cash flows arising from leases. ASU 2016-02 is effective for annual periods beginning after December 15, 2019. The Company has not yet evaluated the impact this ASU will have on their financial statements.

2. Property and Equipment

Property and equipment consist of the following:

	Years Ended December 31,
	2017	2016
Office equipment and vehicles	$192,235	$192,235
Software packages	15,865	15,865
Accumulated depreciation	(206,788)	(206,788)
Property equipment, net	$1,312	$1,312

3. Lines of Credit

The Company has a revolving line-of-credit agreement with Home Loan State Bank. This revolving line-of-credit provides for borrowings up to $400,000 and accrues interest at the bank's index rate (4.25% at December 31, 2017) plus 0.5 percentage points. This agreement expires in November 2018. The Company has not borrowed under this line-of-credit since its inception in November 2017.

4. Lease Commitments

The Company leases office space from an entity under common ownership. Under the terms of the lease, which expires in October 2022, the monthly lease payment is $7,250. Total expense under these leases was $79,750 and $94,250 for the years ended December 31, 2017 and 2016, respectively.

Future minimum lease payments under operating leases that have initial or remaining non-cancelable lease terms in excess of one year at December 31, 2017, are summarized as follows:

Year ending December 31,	Amount
2018	$87,000
2019	87,000
2020	87,000
2021	87,000
2022 and thereafter	72,500
Total Minimum Lease Payments	$420,500

5. Retirement Plan

The Company established an employee profit sharing plan under Section 401(k) of the Internal Revenue Code, for employees meeting certain eligibility requirements. Under the plan, qualified employees may elect to contribute up to the maximum amount allowed by the Internal Revenue Code and the Company will make a matching contribution equal to 3% the participant's eligible compensation. The Company's contributions under the 401(k) plan were $296,000 and $238,000 for the years ended December 31, 2017 and 2016, respectively. Also, the Company established an employee cash balance plan for employees meeting certain eligibility requirements. The Company's contributions under the cash balance plan were $841,000 and $793,000 for the years ended December 31, 2017 and 2016, respectively.

6. Subsequent Events

On January 28, 2018, the Company recorded a distribution of $355,000 to its Shareholders.

The Company has evaluated subsequent events and transactions through April 23, 2018, which is the date these financial statements were available to be issued. There were no other significant subsequent events identified.

Supplementary Information

Independent Auditor's Report on Supplementary Information

Our audits of the financial statements included in the preceding section of this report were conducted for the purpose of forming an opinion on those statements as a whole. The supplementary information presented in the following section of this report is presented for purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ BDO USA, LLP
Spokane, Washington
April 23, 2018

True North Consulting, LLC
Supplemental Direct and Indirect Cost and Expense Detail

	Years Ended December 31,
	2017	2016
Shareholder related party payroll and employee benefit expense(1)	$282,401	$277,451
Shareholder retirement plan expense(1)	583,386	510,000
Travel expense(2)	15,000	15,000
Shareholder health expense(1)	-	13,632
Shareholder health saving account contribution(1)	7,750	7,750
Shareholder directed charitable contribution(1)	10,511	17,105
Supplemental Direct and Indirect Cost and Expense Detail	$899,048	$840,938

(1)	Expenses are allocated 65% to Direct and 35% to Indirect Payroll and employee benefit expense on the Statements of Income and Retained Earnings, respectively.

(2)	Expenses are allocated 65% to Direct and 35% to Indirect Other costs on the Statements of Income and Retained Earnings, respectively.